ING Variable Products Trust

ING VP International Value Portfolio (“Portfolio”)

Supplement dated January 11, 2007

to the Adviser Class Prospectus, Class I Prospectus and Class S Prospectus

and the Adviser Class, Class I and Class S Statement of Information (“SAI”)

each dated April 28, 2006

Effective December 31, 2006, Richard T. Saler was removed as a portfolio manager to the Portfolio.

1.                                       All references to Richard T. Saler as a portfolio manager to the Portfolio contained in the Adviser Class Prospectus, Class I Prospectus, Class S Prospectus, and the Adviser Class, Class I and Class S SAI are hereby deleted in their entirety.

2.                                       The section entitled “Management of the Portfolios – Sub-Advisers – ING VP International Value Portfolio” on page 18 of the Adviser Class Prospectus, and on page 25 of the Class I and Class S Prospectuses is hereby deleted in its entirety and replaced with the following:

The following individual is responsible for the day-to-day management of ING VP International Value Portfolio:

Philip A. Schwartz, CFA, Senior Vice President, has co-managed the Portfolio since July 2002 and has solely managed the Portfolio since December 2006. Mr. Schwartz has over 20 years of investment experience. Prior to joining ING IM in 1993, he was with Cheuvreux De Virieu in Paris and New York. Prior to that, he held positions as a stock broker at Olde and Co. and Kidder, Peabody.

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